SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  May 7, 2003


                              Barnes Group Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware               1-04801                   06-0247840
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(State or other jurisdiction    (Commission               (IRS Employer
      of incorporation)         File Number)           Identification No.)


            123 Main Street          Bristol, CT             06010
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          (Address of principal executive offices)         (Zip Code)


                                (860) 583-7070
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              Registrant's telephone number, including area code

                                     N/A
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         (Former name or former address, if changed since last report)





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Item 7.     Exhibits.

99.1            Prospectus Supplement of Barnes        Incorporated herein
                Group Inc. filed with the SEC          by reference.
                pursuant to Rule 424(b)(5) on
                May 7, 2003 (Registration No.
                333-104242).

Item 9.     Regulation FD Disclosure.

            The information furnished under this "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

            On May 7, 2003, Barnes Group Inc. filed a Prospectus Supplement Pursuant to Rule 424(b)(5), Registration No. 333-104242, which included certain information regarding the Company's results of operations for the Quarter Ended March 31, 2003.



                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     May 7, 2003              BARNES GROUP INC.


                                    By:/s/Signe S. Gates
                                       ------------------------
                                       Signe S. Gates
                                       Senior Vice President, General
                                       Counsel and Secretary


                                Exhibit Index

Exhibit No.     Document Description                   Reference

99.1            Prospectus Supplement of Barnes        Incorporated herein
                Group Inc. filed with the SEC          by reference.
                pursuant to Rule 424(b)(5) on
                May 7, 2003 (Registration No.
                333-104242).

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